Exhibit 13.1

CERTIFICATION OF JEAN-MARC CHERY, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND MEMBER OF THE MANAGING BOARD OF STMICROELECTRONICS N.V. AND LORENZO GRANDI, PRESIDENT AND CHIEF FINANCIAL OFFICER AND MEMBER OF THE MANAGING BOARD OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of STMicroelectronics N.V. (the “Company”) on Form 20-F for the period ending December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
1.The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2026	By:	/s/ Jean-Marc Chery
Jean-Marc Chery
President and Chief Executive Officer and Member of our Managing Board

Date: February 26, 2026	By:	/s/ Lorenzo Grandi
Lorenzo Grandi
President and Chief Financial Officer and Member of our Managing Board